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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 15, 2002

MSC.SOFTWARE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	1-8722 (Commission File Number)	95-2239450 (I.R.S. Employer Identification No.)
2 MacArthur Place Santa Ana, California (Address of Principal Executive Offices)	92707 (Zip Code)

(Registrant's Telephone Number, Including Area Code) (714) 540-8900

MSC.SOFTWARE CORPORATION
FORM 8-K
EVENT DATE: MARCH 15, 2002

ITEM 5.    OTHER EVENTS AND REGULATION OF DISCLOSURE

        On March 22, 2002, MSC.Software Corporation, a Delaware corporation (the "Company") and its wholly owned subsidiary, MSC Acquisition II Corp., a Delaware corporation (the "Purchaser") announced they are offering to purchase all the outstanding shares ("Shares") of common stock, no par value, of Mechanical Dynamics, Inc. ("MDI"), a Michigan corporation, at a price of $18.85 per Share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, constitute the "Offer").

        The Offer is being made pursuant to the Agreement and Plan of Merger dated March 15, 2002 (the "Merger Agreement"), among the Company, the Purchaser and MDI pursuant to which, following the consummation of the Offer and the satisfaction or waiver of certain conditions, the Purchaser will engage in a second-step merger transaction (the "Merger"), whereby all of the remaining outstanding shares of common stock of MDI will be converted into the right to receive $18.85 per share in cash, without interest thereon.

        As a prerequisite to entering into the Merger Agreement, MDI granted an option to the Company to buy up to 1,177,309 shares of MDI common stock in the "Stock Option Agreement". This represents 19.0% of the shares of MDI outstanding on March 15, 2002. The exercise price of the option is $18.85 per share.

        Consummation of the acquisition of MDI is subject to the satisfaction of a number of conditions, including there being validly tendered and not withdrawn prior to the expiration date of the tender offer a number of shares of common stock of MDI that represents at least a majority of the fully diluted number of shares of MDI common stock and the termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

        Certain MDI shareholders, including Herbert S. Amster, David E. Cole, Joseph F. Gloudeman, Michael E. Korybalski, Mitchell I. Quain, Robert R. Ryan, David Peralta and Douglas M. Peterson, have entered into Voting Agreements (the "Voting Agreements") with the Company, agreeing to vote all their Shares in favor of the Merger and against any other takeover proposal, and to tender their shares in the Offer. Collectively, these persons hold approximately 23.3% of the outstanding Shares as of March 7, 2002.

        The Company expects to contribute or otherwise advance cash on hand and the proceeds of borrowings to enable the Purchaser to consummate the Offer. The Offer is not conditioned on either the Company or the Purchaser obtaining financing.

        A copy of (i) the Merger Agreement is attached as Exhibit 2.1, (ii) the Stock Option Agreement is attached as Exhibit 2.2 and (iii) the Voting Agreements are attached as Exhibit 10.1.

        (c)  EXHIBITS

EXHIBIT NUMBER
2.1	Agreement and Plan of Merger, dated as of March 15, 2002, by and among the Company, the Purchaser, and MDI. (Incorporated herein by reference to Exhibit 99(d)(1) to the Tender Offer Statement on Schedule TO, filed by the Company and the Purchaser on March 22, 2002.)
2.2	Stock Option Agreement, dated as of March 15, 2002, between the Company and MDI. (Incorporated herein by reference to Exhibit 99(d)(3) to the Tender Offer Statement on Schedule TO filed by the Company and the Purchaser on March 22, 2002.)
10.1	Voting Agreements, dated as of March 15, 2002, between the Company and certain shareholders of MDI. (Incorporated herein by reference to Exhibits 99(d)(2) to the Tender Offer Statement on Schedule TO, filed by the Company and the Purchaser on March 22, 2002.)

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MSC.SOFTWARE CORPORATION (Registrant)
Date: March 22, 2002	By:	/s/ LOUIS A. GRECO Louis A. Greco—Chief Financial Officer (Mr. Greco is the Principal Financial and Accounting Officer and has been duly authorized to sign on behalf of the Registrant)

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MSC.SOFTWARE CORPORATION FORM 8-K EVENT DATE: MARCH 15, 2002
SIGNATURE